Finance result, net (Details) - CHF (SFr)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023		Dec. 31, 2022
Finance result, net
Interests income	SFr 9,165	SFr 63,964		SFr 29,251
Interests expense on leases	(1,938)	(2,221)		(25,878)
Interests cost	(1,609)	(1,644)		(2,068)
Foreign exchange net gain / (losses)	17,430	(317,285)		(264,360)
Finance result	SFr 23,048	SFr (257,186)	[1]	SFr (263,055)	[1]

[1]	The comparative information has been re-presented due to discontinued operations that have been reclassed to the financial line called “Net profit or loss from discontinued operations” (note 23). In the other sections of these consolidated financial statements an asterisk will indicate where comparative information has been re-presented